UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: January 20, 2015

KollagenX Corp.
 (Exact name of registrant as specified in its charter)

NEVADA
 (State or other jurisdiction of incorporation)

000-54667	20-8624019
(Commission File Number)	(I.R.S. Employer Identification No.)

          4850 Eucalyptus, Suite B, Chino, CA 91710
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 641-8004

                                                                        .
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following cancellation of the 1,000,000 outstanding shares of Class A Voting Preferred Stock, on January 20, 2015, the Board of Directors of KollagenX Corp. (the “Company”) adopted a resolution withdrawing the Designation of this series of Preferred Stock.  The withdrawal of the Designation of the Class A Voting Preferred Stock will be effective upon the filing of a Certificate of Withdrawal of Certificate of Designation with the Nevada Secretary of State, which the Company expects to file on January 21, 2015.

 (d) Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Withdrawal of Certificate of Designation for Class A Voting Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 20, 2015

KollagenX Corp.

By:	/s/ Rondell Fletcher
Rondell Fletcher President (Principal Executive Officer)